Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial statements of Alset present the combination of the historical financial information of Alset and HWH adjusted to give effect for the Business Combination. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of September 30, 2023, combines the historical balance sheet of Alset as of August 31, 2023 and the historical balance sheet of HWH as of September 30, 2023, on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on January 1, 2022, the beginning of the earliest period presented.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 combines the historical statements of operations of Alset for the nine months ended August 31, 2023 and HWH for the nine months ended September 30, 2023 on a pro forma basis as if the Business Combination and related transactions had been consummated on January 1, 2022, the beginning of the earliest period presented.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 combines the historical statements of operations of Alset for the year ended November 30, 2022 and HWH for the year ended December 31, 2022 on a pro forma basis as if the Business Combination and related transactions had been consummated on January 1, 2022, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

● the accompanying notes to the unaudited pro forma condensed combined financial statements;

● the historical unaudited financial statements of Alset as of and for the nine months ended August 31, 2023 and 2022 and the related notes thereto;

● the historical unaudited financial statements of HWH as of and for the nine months ended September 30, 2023 and 2022, and the related notes thereto;

● the historical audited financial statements of Alset as of November 30, 2022 and 2021, for the year ended November 30, 2022, and for the period from October 20, 2021 (inception) through November 20, 2021 and the related notes thereto;

● the historical audited financial statements of HWH as of and for the years ended December 31, 2022 and 2021, and the related notes thereto;

● the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ACAX” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HWH,” and other financial information relating to Alset and HWH, including the Merger Agreement.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the Combined Company’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated.

Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The Combined Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

Description of transaction

On September 9, 2022, Alset entered into an agreement and plan of merger (the “Merger Agreement”) by and among Alset, HWH and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Alset (“Merger Sub”). Alset and Merger Sub are sometimes referred to collectively as the “Alset Parties.” Pursuant to the Merger Agreement, a business combination between Alset and HWH will be effected through the merger of Merger Sub with and into HWH, with HWH surviving the merger as a wholly owned subsidiary of Alset (the “Merger”). Upon the closing of the Merger (the “Closing”), it is anticipated that Alset will change its name to “HWH International, Inc.” The board of directors of Alset has (i) approved and declared advisable the Merger Agreement, the Ancillary Agreements (as defined in the Merger Agreement) and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of Alset.

The total consideration to be paid at Closing (the “Merger Consideration”) by Alset to the HWH shareholders will be $125,000,000, and will be payable in shares of Class A common stock, par value $0.0001 per share, of Alset (“Alset Common Stock”). The number of shares of the Alset Common Stock to be paid to the shareholders of HWH as Merger Consideration will be 12,500,000, with each share being valued at $10.00. All cash proceeds remaining in the trust will be used to pay transaction costs and as growth capital for HWH.

The Business Combination was approved at a special meeting of Alset’s stockholders on August 1, 2023. Following the approval of Business Combination, 39 of Alset’s public stockholders redeemed their common stock for cash even if they approved the Business Combination.

The unaudited pro forma condensed combined financial information has been prepared based on final redemption of shares by stockholders.

The transaction is expected to be accounted for as a reverse recapitalization. Under the reverse recapitalization model, the Business Combination will be treated as HWH issuing equity for the net assets of Alset, with no goodwill or intangible assets recorded. Factors considered to determine that HWH is the acquirer include:

●	HWH ownership interest post combination

●	HWH’s business activities will be the business activities of the Combined Entity

Pro Forma Information

ALSET AND HWH

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 2023

(in thousands)

			Pro Forma		Pro Forma
			Adjustments		Combined
	HWH	ACAX	Following		Following
	(Historical)	(Historical)	Redemptions		Redemptions
ASSETS
Current assets:
Cash and cash equivalents	$1,042	$812	$275	A	1,804
			(325)	B

Accounts receivable	24	-	-		24
Prepaid expenses and other current assets	514	289	-		803
Total current assets	1,580	1,101	(50)		2,631

Non-current assets:
Cash and marketable securities held in Trust Account	-	20,978	(20,978)	A	-
Investment in associate	137	-	-		137
Deposit	287	-	-		287
Right-of-use assets	694	-	-		694
Property and equipment, net	138	-	-		138
Total non-current assets	1,256	20,978	(20,978)		1,256
TOTAL ASSETS	2,836	22,079	(21,028)		3,887

LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)
Accounts payable and accrued expenses	247	525	-		772
Extension Loan – Related Party	-	205	-		205
VAT payable	101	-	-		101
Due to related party	1,899	-	-		1,899
Lease liability	451	-	-		451
Total current liabilities	2,698	730	-		3,428

Non-current liabilities:
Lease liability	255	-	-		255
Deferred underwriting fee payable	-	3,019	(3,019)	B	-
Note Payable – Underwriter	-	-	1,184	B	1,184
Total non-current liabilities	255	3,019	(1,835)		1,439
Total liabilities	2,953	3,749	(1,835)		4,867

COMMITMENTS AND CONTINGENCIES

Temporary equity:
Class A and Class B common stock subject to possible redemption	-	20,383	(20,383)	C	-

Stockholders’ equity (deficit):
Preferred Series A-2	-	-	-		-
Preferred Series A-1					-
Common stock	-	-	1	D	2
			1	C
Class A common stock	-	-	-	E	-

Class B common stock	-	-	-	E	-
Additional paid-in capital	-	-	1,189	C	(865)
			(1)	D
			(2,053)	F

Accumulated other comprehensive income	(189)	-	-		(189)
Accumulated deficit	73	(2,053)	2,053	F	73

Non-controlling interest	(1)	-	-		(1)
Total shareholders’ equity (deficit)	(117)	(2,053)	1,190		(980)
TOTAL LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ DEFICIT	2,836	22,079	(21,028)		3,887

ALSET AND HWH

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023

(in thousands, except per share data)

			Pro Forma		Pro Forma
			Adjustments		Combined
	HWH	ACAX	Following		Following
	(Historical)	(Historical)	Redemptions		Redemptions
Revenues	$623	$-	$-		$623
Cost of revenue	238	-	-		238
Gross profit	385	-	-		385

Operating costs and expenses:
Selling, general and administrative expenses	1,326	786	-		2,112
Total operating costs and expenses	1,326	786	-		2,112
Loss from operations	(941)	(786)	-		(1,727)

Other income (expense):
Other income (expense)	88	-	-		88
Interest income of Trust Account assets	-	1,941	(1,941)	AA	-
Total other income (expense)	88	1,941	(1,941)		88
Net income (loss) before income tax provision	(853)	1,155	(1,941)		(1,639)
Income tax provision	-	(375)	-		(375)
Net income (loss)	(853)	780	(1,941)		(2,014)
Net loss attributable to non-controlling interests	(4)	-	-		(4)
Net income (loss) attributable to common stockholders	(857)	780	(1,941)		(2,018)

	HWH	ACAX	Following
	(Historical)	(Historical)	Redemptions
Weighted average shares outstanding - Common stock	10,000	-	-
Basic and diluted net income per share - Common stock	(85.68)	-	-
Weighted average shares outstanding - Class A and Class B common stock subject to redemption	-	6,138,262	16,073,803
Basic and diluted net income per share - Class A and Class B common stock subject to redemption	-	0.09	(0.13)
Weighted average shares outstanding - Class A and Class B non-redeemable common stock	-	2,156,250	-
Basic and diluted net income per share - Class A and Class B non-redeemable common stock	-	0.09	-

ALSET AND HWH

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

(in thousands, except per share data)

			Pro Forma		Pro Forma
			Adjustments		Combined
	HWH	ALSET	Following		Following
	(Historical)	(Historical)	Redemptions		Redemptions
Revenues	$1,203	$-	$-		$1,203
Cost of revenue	656	-	-		656
Gross profit	547	-	-		547

Operating costs and expenses:
Selling, general and administrative expenses	1,583	690	700	BB	2,973
Total operating costs and expenses	1,583	690	700		2,973
Loss from operations	(1,036)	(690)	(700)		(2,426)

Other income (expense):
Other income (expense)	147				147
Interest income of Trust Account assets		990	(990)	AA	-
Total other income (expense)	147	990	(990)		147
Net income (loss) before income tax provision	(889)	300	(1,690)		(2,279)
Income tax provision	-	(187)			(187)
Net income (loss)	(889)	113	(1,690)		(2,466)
Net loss attributable to non-controlling interests	(5)	-	-		(5)
Net (loss) income attributable to common stockholders	(894)	113	(1,690)		(2,471)

	HWH	ACAX	Following
	(Historical)	(Historical)	Redemptions
Weighted average shares outstanding - Common stock	10,000	-	-
Basic and diluted net income per share - Common stock	(88.91)	-	-
Weighted average shares outstanding - Class A and Class B common stock subject to redemption	-	7,478,425	16,073,803
Basic and diluted net income per share - Class A and Class B common stock subject to redemption	-	0.01	(0.16)
Weighted average shares outstanding - Class A and Class B non-redeemable common stock	-	2,156,250	-
Basic and diluted net income per share - Class A and Class B non-redeemable common stock	-	0.01	-

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 — Description of the Merger

On September 9, 2022, the Alset entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Alset, HWH and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Alset (“Merger Sub”). Alset and Merger Sub are sometimes referred to collectively as the “Alset Parties.” Pursuant to the Merger Agreement, a business combination between Alset and HWH will be effected through the merger of Merger Sub with and into HWH, with HWH surviving the merger as a wholly owned subsidiary of Alset (the “Merger”). Upon the closing of the Merger (the “Closing”), it is anticipated that Alset will change its name to “HWH International, Inc.” The board of directors of Alset has (i) approved and declared advisable the Merger Agreement, the Ancillary Agreements (as defined in the Merger Agreement) and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of Alset.

The total consideration to be paid at Closing (the “Merger Consideration”) by Alset to the HWH shareholders will be $125,000,000, and will be payable in shares of Class A common stock, par value $0.0001 per share, of Alset (“Alset Common Stock”). The number of shares of the Alset Common Stock to be paid to the shareholders of HWH as Merger Consideration will be 12,500,000, with each share being valued at $10.00. All cash proceeds remaining in the trust will be used to pay transaction costs and as growth capital for HWH.

Note 2 — Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The historical financial information of Alset and HWH include transaction accounting adjustments to illustrate the estimated effect of the Business Combination and certain other adjustments to provide relevant information necessary for an understanding of the combined company upon consummation of the transactions described herein.

The transaction is expected to be accounted for as a reverse recapitalization. Under the reverse recapitalization model, the Business Combination will be treated as HWH issuing equity for the net assets of Alset, with no goodwill or intangible assets recorded.

The unaudited pro forma condensed combined financial information does not reflect the income tax effects of the transaction accounting adjustments as any change in the deferred tax balance would be offset by an increase in the valuation allowance given the Companies’ incurred losses during the historical period presented.

Alset fiscal year end is November and HWH’s fiscal year end of December.

Note 3 — Transaction Accounting Adjustments to the Alset and HWH Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2023

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2023 are as follows:

(A)	Reflects the reclassification of approximately $21 million of cash and cash equivalents held in the Trust Account at the balance sheet date that becomes available to fund expenses in connection with the Business Combination or future cash needs of the Company, net of $20 million of redemptions.

(B)	Reflects the payment of approximately $3 million of deferred underwriters’ fees, of which $0.3 million is paid in cash, $1.2 million is a promissory note and $1.5 million is payable in shares of Combined Company (as agreed on, on December 18, 2023). The cash fees were paid at the closing out of the trust account.

(C)	Reflects the reclassification of approximately $20 million of common stock subject to redemption to permanent equity, net of $20 million of redemptions.

(D)	Represents the issuance of 12.5 million shares of the post-combination company’s Class A common stock to HWH equity holders as consideration for the acquisition.

(E)	Reflects the conversion of Class B shares held by the initial shareholders to Class A shares.

(F)	Reflects the reclassification of Alset’s historical accumulated deficit

Note 4 — Transaction Accounting Adjustments to the Alset and HWH Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2023

The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 are as follows:

(AA) Reflects the elimination of realized and unrealized gains on the trust

Note 5 — Transaction Accounting Adjustments to the Alset and HWH Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2022

The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 are as follows:

(AA) Reflects the elimination of realized and unrealized gains on the trust

(BB) Reflects transaction costs

Note 6 — Loss Per Share

Net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination assuming the shares were outstanding since January 1, 2022. As the Business Combination are being reflected as if they had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented. Warrants have been excluded from the calculation as they are anti-dilutive.